FIRST LEASE AMENDMENT

         THIS FIRST LEASE AMENDMENT (the "Amendment") is executed this 24th day of February 2000 by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and CONTINENTAL MANAGED PHARMACY SERVICES, INC., an Ohio corporation ("Tenant").

         WHEREAS, Landlord and Tenant have entered into a certain lease contemporaneously with this Amendment (collectively, the "Lease"), whereby Tenant has leased from landlord certain premises consisting of approximately 74,780 rentable square feet (the "Leased Premises") located in Building No. 132, 2787 Charter Street, Columbus, Ohio 43228, located in Westbelt West Commerce Center; and

         WHEREAS,   Landlord  and  Tenant  desire  to   incorporate   additional
provisions and to make certain  modifications in the Lease;

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment.

         1. Amendment of Section 1.01L. Basic Lease Provisions. Address for Notices. Section 1.01L of the Lease is hereby amended by incorporating the following after the mailing address for Guarantor:

Guarantor's Lender:           General Electric Capital Corporation
                              Attention:  MIM Account Manager
                              2325 Lakeview Parkway, Suite 700
                              Alpharetta, GA  30004-1976

                              With a copy to:

                              General Electric Capital Corporation
                              Attention: Corporate Counsel-Commercial Finance 201 High Ridge Road
                              Stamford, Connecticut  06927-5100

         2. Amendment of Section 16.03. Guaranty. Section 16.03 of the Lease is hereby amended by incorporating the following as a second paragraph to this section: Landlord agrees to send (at the address specified in Section 1.01L of the Lease) General Electric Capital Corporation, (together with its successors and assigns "Lender"), as agent for Guarantor's primary lender, copies of all default notices required to be given to Tenant under the Lease and copies of all notices required to be given to Guarantor under the Guaranty and at the same time such notices are to be given to Tenant and/or Guarantor under the Lease and Guaranty, respectively. Landlord and Tenant further agree that with respect to any amendment of the Lease which increases Tenant's Minimum Annual Rent, increases Tenant's Additional Rent, extends the Lease Term, expands the Leased Premises, or accelerates the payment or amortization of Tenant's Minimum Annual Rent, Landlord and Tenant shall secure the consent of the Lender. Notwithstanding the foregoing, Landlord shall have no obligation to provide Lender with notice or seek Lender's consent, with respect to any issues other than as expressly contemplated by Section 16.03 of the Lease or expressly contemplated in the Guaranty.

         3. Amendment of Section 16.15 Early Occupancy. Section 16.15 of the Lease is hereby amended to provide that Tenant may take possession of the Leased Premises on April 11, 2000 for the purpose of installing Tenant's racking in the Leased Premises and Tenant may take possession and occupancy of the Leased Premises for purposes of conducting its business operations within the Leased
Premises on April 26,  2000.  All other terms and  conditions  stated in Section
16.15 of the Lease shall remain unchanged.

         4. Amendment of Article 16. Article 16 of the Lease is hereby amended by adding the following sections: Section 16.19 Miscellaneous. Landlord and Tenant hereby acknowledge and agree that any sums due, performance costs, financial obligation, damages or liability arising from Tenant's failure to perform any of the terms or conditions defined in this Lease shall be paid to Landlord as additional rent under the Lease.

         5. Tenant's Representations and Warranties. The undersigned represents and warrants to Landlord that (i) Tenant is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Amendment has been taken by Tenant; and (iii) the individual executing and delivering this Amendment on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

         6. Examination of Amendment. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

         7. Definitions. Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

         8. Incorporation. This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect. IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above. LANDLORD:

                               DUKE-WEEKS REALTY LIMITED PARTNERSHIP,
                               an Indiana limited partnership

                               By:   Duke-Weeks Realty Corporation,
                                     its General Partner

                               By: /s/ J. Kurt Dehner
                                  ----------------------
                                   J. Kurt Dehner
                                   Senior Vice-President
                                   Columbus Industrial


                                TENANT:

                                CONTINENTAL MANAGED PHARMACY SERVICES, INC., an Ohio corporation

                                By:  /s/  Russel J. Corvese
                                     -----------------------
                                Printed: Russel J. Corvese

                                Title: Senior Vice President